Exhibit 21.1

SPX Corporation

Domestic Subsidiaries

Subsidiary	Jurisdiction of Organization
A. R. Brasch Marketing Inc.	Michigan
Advanced Industrial Technologies, Inc.	Michigan
Advanced Test Products International, Inc.	Delaware
Advanced Test Products, Inc.	Florida
AG Equipment Co.	Kansas
Air Gage Company	Michigan
AMCA International Corporation	Delaware
AMCA International Finance Corporation	Delaware
AMCA/Brookfield International Sales Corporation	Delaware
AMCA/Koehring Company	Delaware
AMCA/Monroe Holdings Corp.	Delaware
Asset Protection Team, Inc.	Delaware
Aurora/Hydromatic Pumps Inc.	Delaware
Bran & Luebbe (U.S.) Inc.	Delaware
Bran & Luebbe, Inc.	Delaware
CII Tustin, Inc.	California
Cofimco USA, Inc.	Virginia
Compaction America, Inc.	Delaware
Core Industries Inc.	Nevada
Cormac Trustee Corp.	Indiana
Cryonix, Inc.	Maryland
Data Switch Subsidiary Stock Corporation	Delaware
Decision Strategies LLC	Delaware
Decisions Strategies/Fairfax International UK, LLC	Delaware
DESA Industries, Inc.	Delaware
Dollinger Corporation	North Carolina
Domestic Subsidiary Corporation	Delaware
Dominion Building Products, Inc.	Texas
Dynamic Acquisition Corporation	California
Edwards Systems Technology, Inc.	Connecticut
Engineering Analysis Associates, Inc.	Michigan
Fairbanks Morse Pump Corporation	Kansas
Fairfax Consultants, Ltd.	Delaware
Filtran Aftermarket Products	Illinois
Flair Corporation	Delaware
Fluid Technologies, Inc.	Oklahoma
GCA International Corporation	New Jersey
General Farebox Service of Atlanta, Inc.	Delaware
General Signal Corporation	South Dakota
General Signal Environmental Risk Management Company	Delaware
General Signal Healthcare Management, Inc.	Delaware
General Signal International Corporation	Delaware
GS Development Corporation	Delaware
GSBS Development Corporation	Delaware
GSLE Development Corporation	Delaware
GSPS Development Corporation	Delaware
GSR Merger Sub, Inc.	Delaware
GSTC Development Corporation	Delaware
Imagexpo, L.L.C.	Delaware
Inrange Development Corporation	Delaware
Inrange Financial Corporation	Delaware
Inrange Global Consulting, Inc.	Delaware
Inrange Technologies Corporation	Delaware
International Subsidiary Corporation	Delaware
Kayex China Holdings, Inc.	Delaware
Kelley Company, Inc.	Wisconsin
Kendro Laboratory Products (GP), Inc.	Delaware
Kendro Laboratory Products, L.P.	Delaware
Key Scientific, Inc.	Maryland
Kodiak Partners Corp.	Delaware
Kodiak Partners II Corp.	Delaware
Labor Crisis Group, Inc.	Delaware

SPX Corporation

Domestic Subsidiaries

Subsidiary	Jurisdiction of Organization
LDN, Ltd.	Delaware
LDS North America LLC	Delaware
Ling Dynamic Systems Inc.	Connecticut
Lunaire Limited	Pennsylvania
Marley Cooling Technologies, Inc.	Delaware
Marley Engineered Products LLC	Delaware
Marley Pan American Cooling Tower Corporation	Delaware
MCT Services LLC	Delaware
Medical Equipment Maintenance Company	Maryland
MF Development Corporation	Delaware
Michigan Airhouse Company, Inc.	Michigan
New Signal, Inc.	Delaware
P.S.D., Inc.	Ohio
Pearpoint Inc.	California
Pel Inc.	Delaware
Pneumatic Products Corporation	Delaware
PST, Inc.	Delaware
Radiodetection Corporation	New Jersey
Recold, Inc.	California
ROSS Holding, Inc.	Delaware
SGS Service Partnership	Delaware
Sorvall, L.L.C.	Delaware
SPX Development Corporation	Delaware
SPX Financial Corporation	Delaware
SPX Minnesota Properties, Inc.	Michigan
SPX Risk Management Co.	Delaware
SPX Subco One, Inc.	Delaware
SPX Subco Three, Inc.	Delaware
SPX Subco Two, Inc.	Delaware
TCI International, Inc.	Delaware
The Litwin Corporation	Kansas
The Marley Company LLC	Delaware
The Marley-Wylain Company	Delaware
The Potomac Group & Associates, Inc.	Delaware
Toledo Trans-Kit, Inc.	Ohio
Transyn Corp.	New Jersey
United Dominion Industries, Inc.	Delaware
Vance Executive Protection, Inc.	Delaware
Vance International Consulting, Inc.	Delaware
Vance International, Inc.	Delaware
Vance Uniformed Protection Services, Inc.	Delaware
Variant Holding, LLC	Delaware
Waukesha Electric Systems, Inc.	Wisconsin
Workforce Staffing Team, Inc.	Delaware
XCEL Erectors, Inc.	Delaware

SPX Corporation

Foreign Subsidiaries

Subsidiary	Jurisdiction of Organization
9084-8227 QUÉBEC INC.	QUEBEC, CANADA
AIA COMMERCIAL, S.A.	SPAIN
AMCA INTERNATIONAL CANADA CORPORATION	CANADA
AMPROBE TEST MEASUREMENT GmbH	GERMANY
AUTOMOTIVE DIAGNOSTICS UK LIMITED	UK
BALCKE BALTOGAR, S.A.	SPAIN
BALCKE DURR FRANCE S.A.	FRANCE
BALCKE DURR GMBH	GERMANY
BALCKE-DUERR ITALIANA S.r.l.	ITALY
BDT LTD.	INDIA
BEIJING UNITED AUTO PARTS & METAL PRODUCTS CO., LTD.	CHINA
BEST POWER TECHNOLOGY LIMITED	TAIWAN
BICOTEST LIMITED	UK
BOMAG (CANADA), INC.	CANADA
BOMAG (GREAT BRITAIN) LIMITED	UK
BOMAG (SHANGHAI) COMPACTION MACHINERY CO. LTD.	CHINA
BOMAG FINANCE UK	UK
BOMAG FINCO GmbH	GERMANY
BOMAG GmbH	GERMANY
BOMAG HOLDING GMBH	GERMANY
BOMAG ITALIA S.r.l.	ITALY
BOMAG JAPAN CO., LTD.	JAPAN
BOMAG KENT (UK) LIMITED	UK
BOMAG MASCHINENHANDELSGESELLSCHAFT m.b.H.	AUSTRIA
BOMAG S.A.F.	FRANCE
BOMAG U.L.M. GmbH	GERMANY
BOMAG UNTERNEHMENSVERWALTUNG GmbH	GERMANY
BOMAG VERWALTUNG GmbH	GERMANY
BRAN & LUEBBE	NORWAY
BRAN & LUEBBE B.V.	HOLLAND
BRAN & LUEBBE Electronics GmbH & Co.	GERMANY
BRAN & LUEBBE Electronics Verwaltungs-GmbH	GERMANY
BRAN & LUEBBE GmbH	GERMANY
BRAN & LUEBBE INTERNATIONAL GmbH	GERMANY
BRAN & LUEBBE KK	JAPAN
BRAN & LUEBBE Ltd.	UK
BRAN & LUEBBE Ltd.	SINGAPORE
BRAN & LUEBBE Pty. Ltd	AUSTRALIA
BRAN & LUEBBE S.L.	SPAIN
BRAN & LUEBBE S.p.A.	ITALY
BRAN & LUEBBE SA	BRAZIL
BRAN & LUEBBE Sarl.	FRANCE
BRITISH ELECTRONIC CONTROL LIMITED	UK
COFIMCO SPA	ITALY
COX FLUIDPOWER LIMITED	UK
COXMAC HOLDINGS LIMITED	UK
COX'S MACHINERY LIMITED	UK
DATA SWITCH (UK) LIMITED	UK
DATA SWITCH GMBH ELEKTRONISCHE SYSTEME	GERMANY
DECA S.r.L.	ITALY
DECISION STRATEGIES/FAIRFAX INTERNATIONAL (UK) LIMITED	UK
DECISIONS ESTRATÉGICAS de MÉXICO, S.A. de C.V.	MEXICO
DECISIONS ITALIA S.R.L.	ITALY
DELAIR B.V.	NETHERLANDS
DELAIR LIMITED	UK
DELTECH B.V.	NETHERLANDS
DELTECH ENGINEERING LTD. (UK)	UK
DEUTSCHE BABCOCK BALCKE-DURR (ZHANGJIAKOU) HEAT EXCHANGER CO., LTD.	CHINA
DEZURIK INTERNATIONAL LIMITED	UK
DEZURIK OF AUSTRALIA PROPRIETARY LIMITED	AUSTRALIA
DEZURIK VERTRIEBS GMBH	AUSTRIA
DIRECT CALIBRATION SERVICES LIMITED	UK

SPX Corporation

Foreign Subsidiaries

Subsidiary	Jurisdiction of Organization
DISTRIBUIDORA DE AGITADORES INDUSTRIALES, S.A. de C.V.	MEXICO
DOCK PRODUCTS CANADA INC.	ONTARIO, CANADA
DOLLINGER IRELAND LIMITED	IRELAND
DOLLINGER WORLD LIMITED	IRELAND
ELECTROLOCATION LIMITED	UK
EST DONGGUAN	CHINA
FCD (CANADA) Inc.	ONTARIO, CANADA
FENN LIMITED	UK
FLAIR FILTER-UND TROCKNERTECHNIK GmbH	GERMANY
FLAIR FILTRATION & DRYING B.V.	NETHERLANDS
FLAIR FILTRATION PRODUCTS INC.	CANADA
FLAIR LIMITED	UK
G.C. EVANS (Holdings) LIMITED	UK
G.S. IONA LIMITED	UK
GENERAL SIGNAL (CHINA) CO., LTD.	CHINA
GENERAL SIGNAL (EUROPE) LIMITED STOCKPORT (ENGLAND), KINDHAUSEN BRANCH	UK
GENERAL SIGNAL (S.E.G.) ASIA LIMITED	HONG KONG
GENERAL SIGNAL (UK) LIMITED	UK
GENERAL SIGNAL ENTERPRISES	IRELAND
GENERAL SIGNAL EUROPE LIMITED	UK
GENERAL SIGNAL FSC, INC.	VIRGIN ISLANDS
GENERAL SIGNAL GMBH & CO. KG	GERMANY
GENERAL SIGNAL INDIA PRIVATE LIMITED	INDIA
GENERAL SIGNAL IRELAND B.V.	NETHERLANDS
GENERAL SIGNAL NETWORKS (GERMANY) GMBH	GERMANY
GENERAL SIGNAL S.E.G. LIMITED	UK
GENERAL SIGNAL VERWALTUNGSGESELLSCHAFT GMBH	GERMANY
GSE SCALE SYSTEMS GMBH	GERMANY
HANGZHOU KAYEX ZHEDA ELECTROMECHANICAL CO., LTD	CHINA
HIGH RIDGE IRELAND LTD.	IRELAND
IBS FILTRAN KUNSTOFF-/METALLERZEUGNISSE GMBH	GERMANY
IDENTICAM SYSTEMS CANADA LTD.	ONTARIO, CANADA
INRANGE TECHNOLOGIES CANADA INC.	ONTARIO, CANADA
INRANGE TECHNOLOGIES GMBH	GERMANY
INRANGE TECHNOLOGIES HOLDING S.A.S.	FRANCE
INRANGE TECHNOLOGIES ITALIA S.R.L.	ITALY
INRANGE TECHNOLOGIES LIMITED	UK
INRANGE TECHNOLOGIES S.A.	BELGIUM
INRANGE TECHNOLOGIES S.A.	SWITZERLAND
INRANGE TECHNOLOGIES S.A.S.	FRANCE
ISS INTEGRATED SECURITY SOLUTIONS (UK) LIMITED	UK
ISS INTEGRATED SECURITY SOLUTIONS INC.	CANADA
JACK HYDRAULICS	UK
JATEK, LIMITED	JAPAN
JURUBATECH TECHNOLOGIA AUTOMOTIVA LTDA.	BRAZIL
KELLEY COMPANY FSC, INC.	BARBADOS
KELLEY INTERNATIONAL LIMITED	GIBRALTAR
KEMP LIMITED	UK
KENDRO LABORATORY PRODUCTS (HK) LTD.	HONG KONG
KENDRO LABORATORY PRODUCTS Gesmbh	AUSTRIA
KENDRO LABORATORY PRODUCTS GmbH	GERMANY
KENDRO LABORATORY PRODUCTS INDIA PVT. LTD.	INDIA
KENDRO LABORATORY PRODUCTS PLC	UK
KENDRO LABORATORY PRODUCTS PTY., LTD.	AUSTRALIA
KENDRO LABORATORY PRODUCTS, AB	SWEDEN
KENDRO LABORATORY PRODUCTS, AG	SWITZERLAND
KENDRO LABORATORY PRODUCTS, SAS	FRANCE
KENT MOORE UK LIMITED	UK
KENT-MOORE DO BRASIL INDUSTRIA E COMMERCIO LTDA.	BRAZIL
LAB IMPEX RESEARCH LIMITED	UK
LDS LIMITED	UK
LEEDS & NORTHRUP (FRANCE) S.A.R.L.	FRANCE

SPX Corporation

Foreign Subsidiaries

Subsidiary	Jurisdiction of Organization
LEEDS & NORTHRUP GMBH	GERMANY
LEEDS & NORTHRUP ITALY, Srl	ITALY
LEEDS & NORTHRUP LIMITED	UK
LEEDS & NORTHRUP MEXICANA, S.A.	MEXICO
LEEDS & NORTHRUP S.A.	SPAIN
LEEDS & NORTHRUP SINGAPORE PTE. LIMITED	SINGAPORE
LIGHTNIN (EUROPE) LIMITED	UK
LIGHTNIN MIXERS LIMITED	UK
LIGHTNIN MIXERS PTY. LTD.	AUSTRALIA
LING DYNAMIC SYSTEMS GmbH	GERMANY
LING DYNAMIC SYSTEMS LIMITED	UK
LING DYNAMIC SYSTEMS SARL	FRANCE
LÖWENER OTC TOOL GMBH	GERMANY
MACTEK PTY LIMITED	AUSTRALIA
MARLEY (DAVENPORT) LIMITED	UK
MARLEY ASIA PACIFIC (SEA) Sdn Bhd (289809-U)	MALAYSIA
MARLEY ASIA PACIFIC PTE LTD	SINGAPORE
MARLEY CANADIAN INC.	ONTARIO, CANADA
MARLEY COOLING TOWER (HOLDINGS) LIMITED	UK
MARLEY COOLING TOWER COMPANY (EUROPE) LIMITED	UK
MARLEY COOLING TOWER COMPANY (FRANCE) SNC	FRANCE
MARLEY COOLING TOWER COMPANY (U.K.) LIMITED	UK
MARLEY COOLING TOWER EUROPE SPA	ITALY
MARLEY COOLING TOWER INTERNATIONAL LIMITED	ONTARIO, CANADA
MARLEY DO BRAZIL PARTICIPACOES Ltd.	BRAZIL
MARLEY MEXICANA S.A. de C.V.	MEXICO
MARLEY PELLUX HOLDINGS LTD.	TORTOLA, BVI
MARLEY PUMP ASIA Pte. Ltd.	SINGAPORE
MARLEY PUMP AUSTRALIA Pty. Ltd.	AUSTRALIA
MARLEY TEMCEL AUSTRALIA PTY. LIMITED	AUSTRALIA
MARLEY TORRAVAL, S.A.	SPAIN
MARLEY WATER-LINE SDN. BHD.	MALAYSIA
MARLEY-SINRO COOLING TOWER COMPANY, LTD.	CHINA
MAXIVOX INC.	QUÉBEC, CANADA
MELTRACE LIMITED	UK
NEMA AIRFIN GmbH	GERMANY
NIPPON KENDRO KK	JAPAN
PEARPOINT (INTERNATIONAL) LIMITED	UK
PEARPOINT HOLDINGS LIMITED	UK
PEARPOINT LIMITED	UK
PEARPOINT OVERSEAS LIMITED	UK
PIPCO INDUSTRIAL SUPPLIES LTD.	BRITISH COLUMBIA, CANADA
PNEUMATIC PRODUCTS LIMITED	UK
PURIFLAIR INDIA PRIVATE LIMITED	INDIA
RADIODETECTION (CANADA) LTD.	ONTARIO, CANADA
RADIODETECTION AUSTRALIA PTY LIMITED	AUSTRALIA
RADIODETECTION B.V.	NETHERLANDS
RADIODETECTION GmbH	GERMANY
RADIODETECTION HOLDINGS LIMITED	UK
RADIODETECTION JV SDN BHD	MALAYSIA
RADIODETECTION LIMITED	CHINA
RADIODETECTION LIMITED	UK
RADIODETECTION LIMITED	JAPAN
RADIODETECTION OVERSEAS LIMITED	UK
RADIODETECTION S.L.	SPAIN
RADIODETECTION SARL	FRANCE
RADIODETECTION Sp z.o.o.	POLAND
RADIODETECTION Srl	ITALY
RADIODETECTION SRL	ROMANIA
SERCO CANADA LTD.	CANADA
SORVALL UK LTD.	UK

SPX Corporation

Foreign Subsidiaries

Subsidiary	Jurisdiction of Organization
SPAN INTERNATIONAL LIMITED	BAHAMAS
SPX (SCHWEIZ) A.G.	SWITZERLAND
SPX (SHANGHAI) TRADING CO. LTD.	CHINA
SPX AUSTRALIA PTY., LTD.	AUSTRALIA
SPX CANADA INC.	CANADA
SPX DE MEXICO, S.A de C.V.	MEXICO
SPX EUROPE GMBH	GERMANY
SPX EUROPE HOLDING GMBH	GERMANY
SPX FILTRAN BEIJING	CHINA
SPX FRANCE S.R.L.	FRANCE
SPX IBERICA S.A.	SPAIN
SPX INTERNATIONAL, LTD.	BARBADOS
SPX ITALIA S.R.L.	ITALY
SPX NETHERLANDS B.V.	NETHERLANDS
SPX SINGAPORE PTE. LTD.	SINGAPORE
SPX SPECIALTY ENGINEERED PRODUCTS SHANGHAI	CHINA
SPX UNITED KINGDOM LTD.	UK
SPX VALVES SHANGHAI	CHINA
SRE ELECTRONICS LIMITED	UK
STOCK JAPAN, LTD.	JAPAN
TECNOTEST S.R.L.	ITALY
TELESPEC LIMITED	UK
TOMAL AB	SWEDEN
U.D.I. FINANCE LIMITED	IRELAND
U.D.I. FOREIGN SALES CORPORATION	BARBADOS, W.I.
U.D.I. MAURITIUS LIMITED	REPUBLIC OF MAURITIUS
UDI (THAILAND) CO. LTD	THAILAND
UD-RD HOLDING COMPANY LIMITED	UK
UNITED DOMINION HOLDING LIMITED	ONTARIO, CANADA
UNITED DOMINION HUNGARY FINANCING GROUP COMPANY LIMITED BY SHARES	HUNGARY
UNITED DOMINION INDUSTRIES (ITALY) SRL	ITALY
UNITED DOMINION INDUSTRIES CORPORATION	NOVA SCOTIA, CANADA
UNITED DOMINION INDUSTRIES SPAIN, S.L.	SPAIN
UNITED DOMINION PTE, LTD	SINGAPORE
UPPER VALLEY FIRE PROTECTION LTD.	BRITISH COLUMBIA, CANADA
V L CHURCHILL LIMITED	UK
VALLEY FORGE TECHNICAL INFORMATION SERVICES GMBH	GERMANY
VANCE INTERNATIONAL DE MEXICO, S.A. DE C.V.	MEXICO
VANCE INTERNATIONAL OF CANADA, INC.	CANADA
VANCE INTERNATIONAL OF SOUTH AMERICA LTDA.	BRAZIL
VARUN FLAIR FILTRATION PRIVATE LTD.	INDIA
VIBRATION SALES AND SERVICE LTD.	UK
WCB ICE CREAM A/S	DENMARK
WCB ICE CREAM ITALY S.R.L.	ITALY
WCB MEXICO, S.A. de C.V.	MEXICO
WINTCLEAN AIR (UK) LIMITED	UK
WUXI AIR-XI GAGE COMPANY., LTD.	CHINA
ZITON (PTY) LIMITED	REPUBLIC OF SOUTH AFRICA
ZITON LIMITED	UK